                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
                             Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) November 29, 2004

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                      on behalf of the
                         CSFB Adjustable Rate Mortgage Trust 2004-4
                   (Exact name of registrant as specified in its charter)

         Delaware                   333-107055-42                   13-3320910

      (State or other         (Commission File Number)             (IRS Employer
      jurisdiction of                                           Identification No.)
      incorporation)

        Eleven Madison Avenue, New York, NY                      10010

   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code  (212) 325-2000.

                                    N/A
                   (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

                          Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

On November  29, 2004,  Credit  Suisse First Boston  Mortgage  Securities  Corp.  caused the issuance and sale of the Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series
2004-4,  pursuant to a Pooling and Servicing  Agreement dated as of November 1, 2004,  among
Credit Suisse First Boston Mortgage  Securities  Corp., as depositor,  DLJ Mortgage Capital,
Inc., as seller,  Washington Mutual Mortgage Securities Corp, as servicer,  Select Portfolio
Servicing,  Inc., as servicer,  GreenPoint Mortgage Funding, Inc., as servicer,  Wells Fargo
Bank, N.A., as trust administrator,  master servicer, servicer and back-up servicer and U.S.
Bank National Association, as trustee.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form
      S-3 Registration Statement of the Registrant are hereby filed:

      10.1  Pooling and  Servicing  Agreement  dated as of  November 1,  2004,  among Credit
            Suisse  First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage
            Capital,  Inc.,  as seller,  Washington  Mutual  Mortgage  Securities  Corp,  as servicer,  Select Portfolio  Servicing,  Inc., as servicer,  GreenPoint Mortgage
            Funding,  Inc., as servicer,  Wells Fargo Bank,  N.A.,  as trust  administrator,
            master   servicer,   servicer  and  back-up  servicer  and  U.S.  Bank  National
            Association, as trustee.

      10.2  Assignment  and  Assumption  Agreement,  dated  as of  November 29,  2004 by and between DLJ  Mortgage  Capital,  Inc. and Credit  Suisse  First Boston  Mortgage
            Securities Corp.

                                         SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the registrant  has duly  caused  this  report  to be signed  on its  behalf by the  undersigned hereunto duly authorized.

Dated:  November 29, 2004

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                    By:  /s/ John P. Graham
                                         John P. Graham
                                         Vice President

                                       Exhibit Index

Exhibit Number          Description

 10.1                   Pooling and Servicing Agreement dated as of November 1,  2004, among
                        Credit Suisse First Boston Mortgage  Securities Corp., as depositor,
                        DLJ Mortgage  Capital,  Inc., as seller,  Washington Mutual Mortgage
                        Securities Corp, as servicer,  Select Portfolio Servicing,  Inc., as servicer,  GreenPoint  Mortgage  Funding,  Inc., as servicer,  Wells
                        Fargo Bank, N.A., as trust administrator,  master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee.

 10.2                   Assignment and Assumption Agreement,  dated as of November 29,  2004 by and between DLJ Mortgage  Capital,  Inc. and Credit  Suisse First
                        Boston Mortgage Securities Corp.